Financial Results and Supplemental Information FISCAL FOURTH QUARTER 2026 November 12, 2026 Exhibit 99.2

Table of Contents Trading Symbol (Common Shares): RMR Investor Relations Contact: Bryan Maher, Senior Vice President (617) 796-8230 bryan.maher@rmrgroup.com ir@rmrgroup.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.rmrgroup.com All amounts in this presentation are unaudited. Please refer to Non-GAAP Financial Measures and Certain Definitions starting on page 28 for terms used throughout this presentation. QUARTERLY RESULTS Fiscal Fourth Quarter 2026 Highlights .............................................................................................. 5 FINANCIALS Key Financial Data ................................................................................................................................ 7 Distributable Earnings Bridge ............................................................................................................. 8 AUM by Source and Unrecognized Incentive Fees ........................................................................ 9 Management and Advisory Services Revenues by Source ........................................................... 10 Well-Covered Dividend ....................................................................................................................... 11 Value Add Wholly Owned Real Estate .............................................................................................. 12 GAAP Results: Condensed Consolidated Statements of Income ................................................ 13 GAAP Results: Earnings per Common Share ................................................................................... 15 GAAP Results: Condensed Consolidated Balance Sheets ............................................................ 16 NON-GAAP FINANCIAL MEASURES .................................................................................................... 17 APPENDIX .................................................................................................................................................. 23 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .................................................. 30

Quarterly Results

4 | Fiscal Q4 2026 Newton, MA (November 12, 2026). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended September 30, 2026. Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on October 19, 2026. This dividend will be paid on or about November 12, 2026. Conference Call A conference call to discuss RMR’s fiscal fourth quarter results will be held on Friday, November 13, 2026 at 11:00 a.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (855) 669-9658; the replay pass code is 9988528. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by over 800 real estate professionals in more than 30 offices nationwide who manage approximately $37 billion in assets under management and leverage 40 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "RMR’s fiscal year finished on a strong note. While fourth quarter earnings reflect a net loss of $12.4 million and net loss attributable to RMR Inc. of $0.35 per share, largely driven by non-cash fair value changes in our public company investments, Distributable Earnings came in at $0.53 per share and Adjusted EBITDA at $21.5 million, both exceeding our guidance. Our results were aided by cost control measures that resulted in our Adjusted EBITDA margin improving by 460 basis points sequentially to 45.9%. Importantly, beyond cost control measures, we have implemented strategic initiatives over the past year at several of our clients that improved their financial position, operating performance and long-term prospects. As a result, DHC and ILPT continue to be among the top performing REITs in the U.S. and are collectively on pace to generate nearly $38 million of incentive fees this calendar year. Within our Private Capital business, we continue to navigate the headwinds facing real estate fundraising and remain focused on building our brand globally as we look for opportunities to deploy capital on behalf of institutional investors. Looking ahead, we believe RMR is poised to deliver solid earnings growth and create long-term shareholder value as our Managed REITs continue benefiting from the strategic initiatives underway and we look to grow our Private Capital under management." Adam Portnoy, President and Chief Executive Officer RMR Reports Fiscal Fourth Quarter 2026 Results

5 | Fiscal Q4 2026 Liquidity & Incentive Fees Financial Highlights • Assets Under Management of $36.8 billion. • Net loss of $12.4 million, net loss margin of (27.5%), net loss attributable to The RMR Group Inc. of $5.7 million, or $(0.35) per diluted share, Adjusted Net Income Attributable to The RMR Group Inc. of $3.7 million, or $0.21 per diluted share. ◦ Net loss includes a $22.7 million loss on investments largely driven by unrealized losses based on the fair values of certain equity investments. • Distributable Earnings of $17.2 million, or $0.53 per diluted share. • Adjusted EBITDA of $21.5 million and Adjusted EBITDA Margin of 45.9%. Fiscal Fourth Quarter 2026 Highlights • As of September 30, 2026, RMR had $102.9 million of total liquidity, including $47.9 million of cash on hand and $55.0 million available on its revolving credit facility, for opportunistic investments and other strategic actions. • DHC and ILPT continue to be two of the top performing REITs in the country. As such, if September 30, 2026 were the end of the measurement period, RMR would earn $37.7 million in aggregate incentive management fees, including $29.3 million and $8.4 million from DHC and ILPT, respectively. Operating Update • As AUM has declined approximately $2.2 billion since September 30, 2025, largely driven by asset sales at certain managed clients, RMR has been rationalizing its operating costs, most notably compensation and benefits. ◦ Based on RMR's long-term strategic goals, investments are being made in capital formation personnel, technology and marketing efforts.

Financials

7 | Fiscal Q4 2026 Key Financial Data As of and for the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 GAAP Financial Measures Net (Loss) Income $ (12,426) $ 7,388 $ 7,582 Net (Loss) Income Margin (27.5%) 16.2% 16.6% Net (Loss) Income Attributable to The RMR Group Inc. $ (5,690) $ 3,197 $ 3,414 Non-GAAP Financial Measures Adjusted Net Income Attributable to The RMR Group Inc. $ 3,664 $ 2,640 $ 3,808 Adjusted EBITDA $ 21,465 $ 19,667 $ 20,478 Adjusted EBITDA Margin 45.9% 41.3% 42.9% Distributable Earnings $ 17,198 $ 15,401 $ 14,252 Distribution Payout Ratio 59.7% 66.7% 71.6% Per Share Metrics Net (Loss) Income Attributable to The RMR Group Inc. $ (0.35) $ 0.18 $ 0.20 Adjusted Net Income Attributable to The RMR Group Inc. $ 0.21 $ 0.15 $ 0.22 Distributable Earnings $ 0.53 $ 0.48 $ 0.44 (dollars in thousands, except per share amounts) Diversified Healthcare Trust Pittsburgh, PA

8 | Fiscal Q4 2026 Distributable Earnings Bridge P er S ha re $0.48 $0.05 $0.03 $(0.02) $(0.01) $0.53 Distributable Earnings Q3 2026 Lower compensation and benefits expense driven by headcount rationalization and cumulative compensation adjustments in the prior quarter Lower general and administrative expense driven primarily by reductions in normal course professional and legal fees Lower property management fees driven primarily by acquisition fees earned as part of the Greenwich, CT multifamily portfolio acquisition in the prior quarter Other, net Distributable Earnings Q4 2026 $0.34 $0.36 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.52 $0.54 $0.56 $0.58 $0.60 (1) Distributable Earnings is a non-GAAP measure and net income is the nearest GAAP measure. Refer to pages 21 and 22 for a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA to Distributable Earnings. (1)

AUM by Source and Unrecognized Incentive Fees

(dollars in thousands)

	Commercial Real Estate Sector / Strategy	As of September 30, 2026 AUM	Fee-Earning AUM	Unrecognized Incentive Fees [3]
Perpetual Capital				
Service Properties Trust (NASDAQ: SVC)	Net Leased Service-Focused Retail & Hotels	$ 9,754,254	$ 5,488,369	$ —
Diversified Healthcare Trust (NASDAQ: DHC)	Senior Living, Medical Office & Life Science	6,805,097	4,345,528	29,326
Office Properties Income Trust (NASDAQ: OPI)	Office	4,983,741	2,069,295	—
Industrial Logistics Properties Trust (NASDAQ: ILPT) [1]	Industrial	2,652,338	4,696,707	8,382
Seven Hills Realty Trust (NASDAQ: SEVN)	Diversified	723,777	723,777	—
Total Perpetual Capital		**$ 24,919,207**	**$ 17,323,676**	**$ 37,708**
Private Capital				
Residential Real Estate Funds [2]	Value Add / Core Plus	$ 4,574,811	$ 4,574,811	$ —
Industrial Real Estate Funds [1]	Core Plus	3,967,795	901,176	—
Medical Office & Life Science Real Estate Funds	Core Plus	2,466,694	2,466,694	—
Hotel Real Estate (Sonesta)	Core	488,683	488,683	—
Other Private Real Estate	Value Add / Core Plus	386,654	264,350	—
Total Private Capital		**$ 11,884,637**	**$ 8,695,714**	**$ —**
Total		**$ 36,803,844**	**$ 26,019,390**	**$ 37,708**

(1) Mountain JV AUM is included in Industrial Real Estate Funds' AUM, while its Fee-Earning AUM is included in ILPT's Fee-Earning AUM.
(2) Residential Real Estate Funds include three wholly owned properties, three joint venture properties and third-party managed properties.
(3) If September 30, 2026 were the end of the measurement period, RMR would earn $37.7 million in aggregate incentive management fees, including $29.3 million and $8.4 million from DHC and ILPT, respectively. RMR recognizes incentive fee revenue, if any, when earned at the conclusion of the measurement period ending December 31, 2026. Amounts are estimates based on performance through the period shown, may change materially and may not be earned.

9 | Fiscal Q4 2026

RMR

10 | Fiscal Q4 2026 $45,192 $45,436 $45,401 $34,043 $33,378 $32,363 $11,149 $12,058 $13,038 September 30, 2026 June 30, 2026 September 30, 2025 $27,801 $27,409 $28,760 $22,810 $22,145 $21,692 $4,991 $5,264 $7,068 September 30, 2026 June 30, 2026 September 30, 2025 $15,197 $16,225 $14,574 $10,098 $10,091 $9,294 $5,099 $6,134 $5,280 September 30, 2026 June 30, 2026 September 30, 2025 $2,194 $1,802 $2,067 $1,135 $1,142 $1,377 $1,059 $660 $690 September 30, 2026 June 30, 2026 September 30, 2025 Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Management and Advisory Services Revenues by Source For the Three Months Ended (dollars in thousands) Refer to Notes on pages 24 and 25 for detailed revenues by client. Perpetual Capital Private Capital (1) Sequential decline in Private Capital property management fees is primarily driven by acquisition fees earned for the Greenwich JV during the fiscal quarter ended June 30, 2026. (1)

Well-Covered Dividend

(amounts in thousands, except per share amounts)

Dividends paid by The RMR Group Inc. are funded through a combination of Distributable Earnings generated by The RMR Group LLC and cash and cash equivalents held by The RMR Group Inc., as illustrated below:

Calculation of Distribution Payout Ratio for The RMR Group LLC:

	For the Three Months Ended September 30, 2026		
	Amount	**Per Share**	**Payout Ratio**
Distributable Earnings	$ 17,198	$ 0.53	
Dividend Funded by The RMR Group LLC [(1)]	**$ 10,266**	**$ 0.32**	**59.7%**
Dividend Funded by The RMR Group Inc. Cash Balance [(2)]	2,220	0.13	
Total Dividend	**$ 12,486**	**$ 0.45**	

(1) Based on 32,080 shares outstanding as of the record date on July 20, 2026.

(2) Total consolidated cash and cash equivalents for The RMR Group Inc. was $47,936 as of September 30, 2026, including $10,449 of cash and cash equivalents that has accumulated primarily from tax distributions from The RMR Group LLC in excess of tax obligations. Based on the current shares outstanding, continued tax distributions and dividend rate, this $10,449 provides ample capacity, when combined with The RMR Group LLC's expected Distributable Earnings, to continue dividends at current levels for more than two years.

Refer to Notes on page 26 for more information on the tax distributions made by The RMR Group LLC to The RMR Group Inc.

Quarterly Dividend



The RMR Group LLC
Distributable Earnings
$0.32 per unit
The RMR Group Inc.
RMR Inc.
Cash Balance (2)
$0.32 per share
$0.13 per share (2)
The RMR Group Inc. Shareholders
(Receive $0.45 per share)

11 | Fiscal Q4 2026

12 | Fiscal Q4 2026 Value Add Wholly Owned Real Estate As of and for the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 Properties 4 4 4 Residential Units 781 781 781 Retail Square Footage 203,994 203,994 203,994 Gross Asset Value $243,897 $241,411 $237,668 Mortgage Debt $142,869 $141,493 $139,700 Residential Occupancy 93.2% 91.9% 91.7% Retail Occupancy 76.5% 76.5% 83.1% Consolidated Wholly Owned EBITDA $3,256 $3,467 $1,929 (dollars in thousands) ARIUM at Lowry Denver, CO ARIUM at Perimeter Park Raleigh, NC ARIUM at Oviedo Park Orlando, FL Countryside Plaza Chicago, IL

13 | Fiscal Q4 2026 For the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 Revenues: Management services (1) $ 43,860 $ 44,093 $ 44,286 Incentive fees 73 90 337 Advisory services 1,332 1,343 1,115 Total management, incentive and advisory services revenues 45,265 45,526 45,738 Income from loan investments, net — — 578 Rental property revenues 5,003 5,192 3,193 Reimbursable compensation and benefits 17,680 16,642 17,232 Reimbursable equity based compensation 3,926 5,152 4,544 Other reimbursable expenses 91,767 81,002 88,127 Total reimbursable costs 113,373 102,796 109,903 Total revenues 163,641 153,514 159,412 Expenses: Compensation and benefits 38,911 39,607 38,512 Equity based compensation 5,143 5,639 5,842 Separation costs 540 1,720 1,743 Total compensation and benefits expense 44,594 46,966 46,097 General and administrative 9,561 10,668 10,336 Other reimbursable expenses 91,767 81,002 88,127 Rental property expenses 1,747 1,725 1,264 Transaction and acquisition related costs (recoveries) 488 (1,054) (1,014) Loss on impairment of other assets — 19,066 — Depreciation and amortization 4,452 4,413 3,741 Total expenses 152,609 162,786 148,551 Operating income (loss) $ 11,032 $ (9,272) $ 10,861 (1) Refer to Notes on page 27 for more information on how base business management fees earned from the Managed Equity REITs are calculated. Substantially all revenues are earned from related parties. (dollars in thousands) GAAP Results: Condensed Consolidated Statements of Income

14 | Fiscal Q4 2026 For the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 Operating income (loss) $ 11,032 $ (9,272) $ 10,861 Interest income 376 416 1,082 Interest expense (3,090) (3,205) (1,676) Change in fair value of Earnout liability — — 2,469 (Loss) gain on investments (22,711) 21,348 (3,090) (Loss) income before income tax expense (14,393) 9,287 9,646 Income tax benefit (expense) 1,967 (1,899) (2,064) Net (loss) income (12,426) 7,388 7,582 Net loss (income) attributable to noncontrolling interests 6,736 (4,191) (4,168) Net (loss) income attributable to The RMR Group Inc. $ (5,690) $ 3,197 $ 3,414 GAAP Results: Condensed Consolidated Statements of Income (Continued) (dollars in thousands) RMR Managed Private Fund 935M by ARIUM, Atlanta, GA

15 | Fiscal Q4 2026 As of and for the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 Numerators: Net (loss) income attributable to The RMR Group Inc. $ (5,690) $ 3,197 $ 3,414 Less: income attributable to unvested participating securities (123) (136) (90) Net (loss) income used in calculating basic and diluted EPS $ (5,813) $ 3,061 $ 3,324 Denominators: Common shares outstanding 17,213 17,092 17,063 Less: unvested participating securities and incremental impact of weighted average (385) (301) (376) Weighted average common shares outstanding - basic and diluted 16,828 16,791 16,687 Net (loss) income attributable to The RMR Group Inc. per common share - basic and diluted $ (0.35) $ 0.18 $ 0.20 GAAP Results: Earnings per Common Share (amounts in thousands, except per share amounts) Industrial Logistics Properties Trust Charleston, SC

16 | Fiscal Q4 2026 September 30, 2026 September 30, 2025 Assets Cash and cash equivalents held by The RMR Group Inc. $ 10,449 $ 19,478 Cash and cash equivalents held by The RMR Group LLC 37,487 42,819 Due from related parties 88,370 79,703 Prepaid and other current assets 15,005 13,731 Loans held for investment, net — 36,963 Total current assets 151,311 192,694 Loans held for investment, net of current portion — 24,021 Property and equipment, net 225,639 228,655 Due from related parties, net of current portion 11,325 10,374 Investments 111,744 31,900 Goodwill 71,761 71,761 Intangible assets, net 18,597 26,136 Operating lease right of use assets 17,829 22,876 Deferred tax asset 16,800 13,181 Other assets, net (1) 60,234 96,647 Total assets $ 685,240 $ 718,245 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 52,443 $ 43,553 Accounts payable and accrued expenses 31,532 42,340 Operating lease liabilities 5,495 5,603 Secured financing facility, net — 26,326 Total current liabilities 89,470 117,822 Mortgage notes payable, net 140,465 136,168 Secured revolving credit facility 45,000 — Secured financing facility, net of current portion — 18,260 Operating lease liabilities, net of current portion 12,817 17,682 Amounts due pursuant to tax receivable agreement, net of current portion 13,318 15,926 Other liabilities 11,325 10,374 Total liabilities 312,395 316,232 Total equity 372,845 402,013 Total liabilities and equity $ 685,240 $ 718,245 GAAP Results: Condensed Consolidated Balance Sheets (dollars in thousands) Service Properties Trust Royal Sonesta Kaua'i Resort, Lihue, HI (1) In June 2026, OPI emerged from chapter 11 bankruptcy protection and entered into amended and restated management agreements with RMR. As a result, RMR recognized a net impairment loss of 19,066 on the unamortized other asset related to the prior management agreements with OPI during the fiscal year ended September 30, 2026.

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2026, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended September 30, 2026:	Income (Loss) Before Income Tax Expense	Less: Income Tax Benefit (Expense) [1]	Less: Net Loss (Income) Attributable to Noncontrolling Interests	Net (Loss) Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net loss attributable to The RMR Group Inc.	$ (14,393)	$ 1,967	$ 6,736	$ (5,690)	$ (123)	$ (5,813)	$ (0.35)
Incentive fees	(73)	10	34	(29)	—	(29)	—
Loss on investments	22,711	(3,111)	(10,583)	9,017	—	9,017	0.54
Separation costs	540	(74)	(252)	214	—	214	0.01
Reversal of credit losses	(105)	14	49	(42)	—	(42)	—
Transaction and acquisition related costs	488	(67)	(227)	194	—	194	0.01
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 9,168**	**$ (1,261)**	**$ (4,243)**	**$ 3,664**	**$ (123)**	**$ 3,541**	**$ 0.21**

(1) Reflects an income tax rate of approximately 13.7%.
(2) Based on 16,828 weighted average common shares outstanding.

18 | Fiscal Q4 2026

RMR

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended June 30, 2026, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended June 30, 2026:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interests	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 9,287	$ (1,899)	$ (4,191)	$ 3,197	$ (136)	$ 3,061	$ 0.18
Incentive fees	(90)	18	42	(30)	1	(29)	—
Gain on investments	(21,348)	4,365	9,970	(7,013)	298	(6,715)	(0.40)
Loss on impairment of other assets	19,066	(3,899)	(8,904)	6,263	(266)	5,997	0.36
Separation costs	1,720	(352)	(803)	565	(24)	541	0.03
Provision for credit losses	11	(2)	(5)	4	—	4	—
Transaction and acquisition related recoveries	(1,054)	216	492	(346)	15	(331)	(0.02)
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 7,592**	**$ (1,553)**	**$ (3,399)**	**$ 2,640**	**$ (112)**	**$ 2,528**	**$ 0.15**

(1) Reflects an income tax rate of approximately 20.4%.
(2) Based on 16,791 weighted average common shares outstanding.

19 | Fiscal Q4 2026

RMR

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended September 30, 2025, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended September 30, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interests	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 9,646	$ (2,064)	$ (4,168)	$ 3,414	$ (90)	$ 3,324	$ 0.20
Incentive fees	(337)	72	158	(107)	3	(104)	(0.01)
Loss on investments	3,090	(661)	(1,446)	983	(26)	957	0.06
Separation costs	1,743	(373)	(816)	554	(15)	539	0.03
Change in fair value of Earnout liability	(2,469)	528	1,155	(786)	21	(765)	(0.05)
Provision for credit losses	226	(48)	(106)	72	(2)	70	0.01
Transaction and acquisition related recoveries	(1,014)	217	475	(322)	8	(314)	(0.02)
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 10,885**	**$ (2,329)**	**$ (4,748)**	**$ 3,808**	**$ (101)**	**$ 3,707**	**$ 0.22**

(1) Reflects an income tax rate of approximately 21.4%.
(2) Based on 16,687 weighted average common shares outstanding.

20 | Fiscal Q4 2026

RMR

21 | Fiscal Q4 2026 For the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 Net (loss) income $ (12,426) $ 7,388 $ 7,582 Income tax (benefit) expense (1,967) 1,899 2,064 Depreciation and amortization 4,452 4,413 3,741 Interest expense 3,090 3,205 1,676 EBITDA (6,851) 16,905 15,063 Incentive fees (73) (90) (337) Loss (gain) on investments 22,711 (21,348) 3,090 Loss on impairment of other assets — 19,066 — Separation costs 540 1,720 1,743 Transaction and acquisition related costs (recoveries) 488 (1,054) (1,014) Other asset amortization 1,623 2,238 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,217 487 1,298 Change in fair value of Earnout liability — — (2,469) (Reversal of) provision for credit losses (105) 11 226 Straight line office rent (2) 34 45 Distributions from investments 1,917 1,698 479 Adjusted EBITDA $ 21,465 $ 19,667 $ 20,478 Reconciliation of EBITDA and Adjusted EBITDA (dollars in thousands) Service Properties Trust Royal Sonesta Bourbon Street, New Orleans, LA

22 | Fiscal Q4 2026 As of and for the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 Calculation of Net (Loss) Income Margin: Total management, incentive and advisory services revenues $ 45,265 $ 45,526 $ 45,738 Net (loss) income $ (12,426) $ 7,388 $ 7,582 Net (Loss) Income Margin (27.5%) 16.2% 16.6% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 46,815 $ 47,674 $ 47,755 Adjusted EBITDA $ 21,465 $ 19,667 $ 20,478 Adjusted EBITDA Margin 45.9% 41.3% 42.9% Calculation of Distributable Earnings: Adjusted EBITDA $ 21,465 $ 19,667 $ 20,478 Less: Tax distributions to members (2) (4,267) (4,266) (6,226) Distributable Earnings $ 17,198 $ 15,401 $ 14,252 Class A and Class B-1 Common Share Distributions $ 7,686 $ 7,692 $ 7,591 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,486 $ 12,492 $ 12,391 Calculation of Distributable Earnings per Share: Distributable Earnings $ 17,198 $ 15,401 $ 14,252 Distributable Earnings Shares Outstanding 32,213 32,092 32,063 Distributable Earnings Per Share $ 0.53 $ 0.48 $ 0.44 Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings per Share (amounts in thousands, except per share amounts) Refer to Notes on page 26. Office Properties Income Trust Chicago, IL

Appendix

24 | Fiscal Q4 2026 Notes to Page 10 – Management and Advisory Services Revenues by Source The following tables present revenues by client and exclude incentive fees earned from the Perpetual Capital clients of $73, $90 and $337 during the three months ended September 30, 2026, June 30, 2026 and September 30, 2025, respectively. For the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 5,153 $ 5,023 $ 4,085 ILPT 6,198 6,068 5,966 OPI 3,544 3,042 2,804 SVC 6,583 6,669 7,722 SEVN 1,332 1,343 1,115 Total Perpetual Capital 22,810 22,145 21,692 Sonesta 1,967 2,202 2,441 RMR Residential 117 118 118 Other private entities 2,907 2,944 4,509 Total Private Capital 4,991 5,264 7,068 Total Base Business Management & Advisory Revenues $ 27,801 $ 27,409 $ 28,760 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,021 $ 1,012 $ 1,229 ILPT 3,327 3,371 3,249 OPI 2,944 2,942 2,635 SVC 2,787 2,748 2,161 SEVN 19 18 20 Total Perpetual Capital 10,098 10,091 9,294 RMR Residential 2,959 3,966 3,066 Other private entities 2,140 2,168 2,214 Total Private Capital 5,099 6,134 5,280 Total Base Property Management & Other Revenues $ 15,197 $ 16,225 $ 14,574 Notes (dollars in thousands)

25 | Fiscal Q4 2026 Notes to Page 10 – Management and Advisory Services Revenues by Source (Continued) For the Three Months Ended September 30, 2026 June 30, 2026 September 30, 2025 CONSTRUCTION SUPERVISION REVENUES DHC $ 312 $ 307 $ 342 ILPT 210 159 217 OPI 111 126 417 SVC 502 550 401 Total Perpetual Capital 1,135 1,142 1,377 RMR Residential 403 351 462 Other private entities 656 309 228 Total Private Capital 1,059 660 690 Total Construction Supervision Revenues $ 2,194 $ 1,802 $ 2,067 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 6,486 $ 6,342 $ 5,656 ILPT 9,735 9,598 9,432 OPI 6,599 6,110 5,856 SVC 9,872 9,967 10,284 SEVN 1,351 1,361 1,135 Total Perpetual Capital 34,043 33,378 32,363 Sonesta 1,967 2,202 2,441 RMR Residential 3,479 4,435 3,646 Other private entities 5,703 5,421 6,951 Total Private Capital 11,149 12,058 13,038 Total Management & Advisory Services Revenues $ 45,192 $ 45,436 $ 45,401 Notes (Continued) (dollars in thousands)

Notes (Continued)

(dollars in thousands)

Notes to Page 11 – Well-Covered Dividend

The following illustrative diagram presents certain tax information pertaining to The RMR Group LLC and The RMR Group Inc.:


Quarterly Tax Distributions
The RMR Group LLC
(Partnership)
Tax Rate: 37.25% (1)
The RMR Group Inc.
(C-Corp)
Excess
Distribution
Tax Rate: ~20.00% (2)
RMR Inc.
Cash Balance
Taxing
Authorities

(1) Represents the current maximum combined federal and state tax rate applicable to The RMR Group LLC's members.
(2) Represents The RMR Group Inc.'s effective combined federal and state cash income tax rate.

Notes to Page 22 – Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings per Share

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earn pursuant to their management agreements. These amounts are calculated pursuant to contractual formulas and do not deduct other asset amortization of $1,623, $2,238 and $2,354 for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025, respectively, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

	As of and for the Three Months Ended		
	September 30, 2026	June 30, 2026	September 30, 2025
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 2,267	$ 2,267	$ 3,274
The RMR Group LLC tax distributions to noncontrolling interest	2,000	1,999	2,952
Total tax distributions to members from The RMR Group LLC	**$ 4,267**	**$ 4,266**	**$ 6,226**

26 | Fiscal Q4 2026

RMR

27 | Fiscal Q4 2026 $23,787,852 $14,865,714 $14,865,714 $10,750,102 $6,410,822 $6,410,822 $5,714,174 $4,607,421 $4,607,421 $7,323,576 $3,847,471 $3,847,471 Historical Cost Market Capitalization Lower of $22,278,308 $14,530,604 $14,530,604 $9,754,254 $5,488,369 $5,488,369 $5,718,957 $4,696,707 $4,696,707 $6,805,097 $4,345,528 $4,345,528 Historical Cost Market Capitalization Lower of As of September 30, 2026 As of September 30, 2025 Notes to Page 13 – GAAP Results: Condensed Consolidated Statements of Income (1) With the exception of OPI, which pays a fixed business management fee, management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of a point in time and may not reflect the basis used in the monthly calculations of business management fees: Notes (Continued) (dollars in thousands) DHC ILPT SVC

28 | Fiscal Q4 2026 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net (loss) income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net (loss) income margin, which represents net (loss) income divided by total revenues, excluding income from loan investments, net, rental property revenues and reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiative or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc.'s Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders funded by The RMR Group LLC divided by Distributable Earnings. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash or non-recurring items, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). Non-GAAP Financial Measures and Certain Definitions

29 | Fiscal Q4 2026 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of Sonesta International Hotels Corporation (Sonesta) and AlerisLife Inc. (AlerisLife) (through December 31, 2025), excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients and wholly owned properties, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2026, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to DHC, ILPT, OPI and SVC. • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and SEVN. • Private Capital consists of Sonesta, AlerisLife (through December 31, 2025), RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs may own minority interests in certain of these entities. As of January 31, 2026, AlerisLife completed the sale of all of its assets. For all periods presented, revenues from AlerisLife are included in "Other private entities". • REIT refers to real estate investment trust. • RMR Residential refers to the residential real estate that is owned by RMR's subsidiaries, joint ventures, private funds and third-party owners to which RMR provides management services. • SEC refers to the Securities and Exchange Commission. • Tremont refers to RMR's wholly owned subsidiary Tremont Realty Capital LLC, an investment adviser registered with the SEC that provides advisory services for SEVN. Non-GAAP Financial Measures and Certain Definitions (Continued)

30 | Fiscal Q4 2026 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "opportunity", “will”, “may”, "positioned", "potential", "well- covered" and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions, including as a result of changing tariffs or trade policies and the related uncertainty thereof; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's liquidity, including its sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; RMR's future profitability; anticipated financial results, future prospects and estimated valuations and share prices; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; OPI's ability to operate its business profitably following its emergence from chapter 11 bankruptcy protection, which may impact the amount of management fees RMR receives and the potential for an additional equity issuance to RMR under OPI's new management agreements; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures, comply with the terms of their debt agreements and financial covenants and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors for its private capital initiatives in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; risks related to the security of RMR's network and information technology, including its artificial intelligence, or AI, initiatives; litigation and investment risks; risks related to acquisitions, dispositions and other activities by RMR or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the SEC, including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements